Q1 2020 Supplemental Information May 4, 2020 ameresco.com © 2020 Ameresco, Inc. All rights reserved.

Safe Harbor Forward Looking Statements Any statements in this presentation about future expectations, plans and prospects for Ameresco, Inc., including statements about market conditions, pipeline and backlog, as well as estimated future revenues and net income, and other statements containing the words “projects,” “believes,” “anticipates,” “plans,” “expects,” “will” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward looking statements as a result of various important factors, including the timing of, and ability to, enter into contracts for awarded projects on the terms proposed; the timing of work we do on projects where we recognize revenue on a percentage of completion basis, including the ability to perform under recently signed contracts without unusual delay; demand for our energy efficiency and renewable energy solutions; our ability to arrange financing for our projects; changes in federal, state and local government policies and programs related to energy efficiency and renewable energy; the ability of customers to cancel or defer contracts included in our backlog; the effects of our recent acquisitions and restructuring activities; seasonality in construction and in demand for our products and services; a customer’s decision to delay our work on, or other risks involved with, a particular project; availability and costs of labor and equipment; the addition of new customers or the loss of existing customers; market price of the Company's stock prevailing from time to time; the nature of other investment opportunities presented to the Company from time to time; the Company's cash flows from operations; and other factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2019, filed with the U.S. Securities and Exchange Commission on March 4, 2020. Currently, one of the most significant factors, however, is the potential adverse effect of the current pandemic of the novel coronavirus, or COVID-19, on our financial condition, results of operations, cash flows and performance and the global economy and financial markets. The extent to which COVID-19 impacts us, suppliers, customers, employees and supply chains will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the actions taken to contain the pandemic or mitigate its impact, and the direct and indirect economic effects of the pandemic and containment measures, among others. Moreover, you should interpret many of the risks identified in this report, as well as the risks set forth below, as being heightened as a result of the ongoing and numerous adverse impacts of COVID-19. In addition, the forward-looking statements included in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release. Use of Non-GAAP Financial Measures This press release and the accompanying tables include references to adjusted EBITDA, Non- GAAP EPS, non-GAAP net income and adjusted cash from operations, which are non-GAAP financial measures. For a description of these non-GAAP financial measures, including the reasons management uses these measures, please see the section in the Appendix in this presentation titled “Non- GAAP Financial Measures”. For a reconciliation of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with GAAP, please see the tables in the Appendix to this presentation titled “GAAP to Non-GAAP Reconciliation,” Non-GAAP Financial Guidance” and “Non-GAAP Financial Measures.” 2

Q1 2020 Highlights $6.2M $21.2M $212.4M +50% +50% +42% y/y Net Income Change y/y Adj. EBITDA Revenue y/y Revenue Net Income Adjusted Change Change EBITDA 3

Sources of Revenue – Q1 2020 $144.4M $46.3M $21.7M Projects Recurring Other Energy efficiency and Energy & incentive revenue Services, software and renewable energy projects from owned energy assets; plus integrated PV recurring O&M from projects 4

84% of EBITDA Came From Recurring Lines of Business Year-to-Date 2020 * Adjusted EBITDA percentages allocate corporate expenses according to revenue share 22% Other Other Projects Recurring 10% 9% 7% O&M O&M 9% 11% $21M Assets $212M Adjusted 13% Revenue EBITDA* Projects 68% Assets 73% 84% Recurring 5

Energy Asset Portfolio – 3/31/2020 * Numbers may not sum due to rounding LFG to RNG: 22% Electricity: 29% LFG Direct Operating Use: 11% Energy Assets Energy RNG: 10% in Development Assets & Construction Solar: 255 MWe 298 MWe 70% Solar: 48% Other: 8% Other: 2% 255 MWe of Energy Assets. Renewable Gas is 298 MWe in development & construction. 129 MWe, Solar is 123 MW, Other is 4 MW* Renewable Gas is 66 MWe, Solar is 208 MW, Other is 23 MW* 6

Energy Asset Balance Sheet – 3/31/2020 Energy Debt: Operating Operating Energy $449M Total $219M Assets Debt $596M $361M Corporate Development/ Debt Construction $142M $147M $147M of the $596M energy assets on our balance $219M of the $361M of total debt on our balance sheet is sheet are still in development or construction. debt associated with our operating energy assets. $218M of the energy debt is non-recourse to Ameresco, Inc. 7

Tremendous Forward Visibility: Backlog & Recurring Revenue Business Awarded Project ~ 12-24 months to contract $1.1 billion Backlog Contracted Project ~ 12-36 months of revenue $1.1 billion Backlog Operating Energy Estimated 14 year weighted average PPA remaining $900 million contracted revenue Assets and incentives during PPA period O&M Backlog 16 year weighted average lifetime $1.1 billion $0 $400,000,000 $800,000,000 $1,200,000,000 8

Sustainable & Profitable Business Model Expanding Earnings at a Faster Rate than Revenue by Growing Higher Margin Recurring Lines of Business Revenue ($M) High-End Adjusted EBITDA ($M) High-End 9.2% CAGR 19.5% CAGR $980 $112 Low-End Low-End 7.6% CAGR 17.3% CAGR $910 $102 $867 $91 $91 $787 $63 $56 $717 $46 $631 $651 2015 2016 2017 2018 2019 2020 2015 2016 2017 2018 2019 2020 Guidance Guidance 9

Enabling a Low Carbon Future In 2019, Ameresco’s renewable energy assets & customer projects delivered a Carbon Offset equivalent to: 11,167,978 Metric Tons of CO2 Ameresco’s 2019 Carbon Offset is equal to one of… Aggregate Metric Tons of CO2 Avoided Per Year 12,000,000 11,167,978 9,696,843 10,000,000 Greenhouse gas emissions from… 8,320,317 27,712,104,218 miles driven by 8,000,000 7,098,096 an average passenger vehicle 5,972,537 6,000,000 4,900,029 3,809,825 or 4,000,000 2,838,153 2,064,520 2,000,000 Carbon sequestered by… 14,584,861 acres of U.S. forests in one year - 2011 2012 2013 2014 2015 2016 2017 2018 2019 Data estimated based on assets owned and operating and customer projects as of 12/31/2018 to represent carbon impact through 2019. 10

Thank You to Our Customers, Employees, and Shareholders ameresco.com © 2020 Ameresco, Inc. All rights reserved.

GAAP to Non-GAAP Reconciliation Three Months Ended March 31, 2020 2019 (Unaudited) (Unaudited) Adjusted EBITDA: Net income attributable to common shareholders $ 6,201 $ 4,147 Impact of redeemable non-controlling interests 435 (1,276) Plus: Income tax provision (benefit) (2,503) 257 Plus: Other expenses, net 5,389 3,421 Plus: Depreciation and amortization of intangible assets 10,311 9,239 Plus: Stock-based compensation 429 385 Plus: Restructuring and other charges 976 149 Less: Gain on deconsolidation of VIE - (2,160) Adjusted EBITDA $ 21,238 $ 14,162 Adjusted EBITDA margin 10.0% 9.4% Revenue 212,413 150,112 Non-Gaap net income and EPS: Net income attributable to common shareholders $ 6,201 $ 4,147 Impact of redeemable non-controlling interests 435 (1,276) Plus: Restructuring and other charges 976 98 Less: Gain on deconsolidation of VIE - (2,160) Plus: Income Tax effect of non-GAAP adjustments (212) - Non-GAAP net income $ 7,400 $ 809 Earnings per share: Diluted net income per common share $ 0.13 $ 0.09 Effect of adjustments to net income 0.02 (0.07) Non-GAAP EPS $ 0.15 $ 0.02 Adjusted cash from operations Cash flows from operating activities $ (51,640) $ (58,094) Plus: proceeds from Federal ESPC projects $ 61,198 39,598 Adjusted cash from operations $ 9,558 $ (18,496) 12